UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 31, 2022
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 North Point Center East,	Suite 600
Alpharetta,	Georgia	30022
(Address of principal executive offices)		(Zip Code)

1-800-514-0186
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SWM	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

One-Time Recognition and Retention Awards

On January 31, 2022, the executive officers of Schweitzer-Mauduit International, Inc. (“SWM” or the “Company”) listed below were granted shares of restricted stock, as set forth in the table below. All of the shares will vest on the third anniversary of the grant date, subject to continued employment with the Company. The restricted stock grants are one-time awards to recognize the work of the executives in connection with Company’s acquisition and integration of the Scapa Group during fiscal 2021 and to maximize the retention of the executives.

Name and Title	One-Time Award (Number of Shares)
Omar Hoek, EVP Engineered Paper	32,000
Ricardo Nuñez, EVP, General Counsel and Secretary	25,000
R. Andrew Wamser, Jr., EVP, Finance and CFO	40,000

Restrictive Covenant Agreements

In connection with the receipt of the one-time recognition awards, each of the named executive officer recipients domiciled in the United States (Mr. Wamser and Mr. Nunez) entered into customary Restrictive Covenant Agreements, whereby they agreed to certain covenants, including confidentiality obligations, non-disparagement and certain non-competition and non-solicitation restrictions for a period of two years following any termination of employment from the Company. The Company is also entering into a Restrictive Covenant Agreement with Jeffrey Kramer, PhD, the Company’s Chief Executive Officer, in connection with the ordinary course long-term incentive award he will receive for 2022.

The foregoing description of the Restrictive Covenant Agreements does not purport to be complete and is subject to, and qualified in its entirety by the text of, the form of Restrictive Covenant Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1 Form of Restrictive Covenant Agreement for Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Registrant)

By:	/s/ Andrew Wamser
Andrew Wamser Executive Vice President and Chief Financial Officer

Dated: February 2, 2022

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated February 2, 2022

INDEX TO EXHIBITS

Exhibit No.                    Description
_________    _____________________________________________________________________
10.1    Form of Restrictive Covenant Agreement for Named Executive Officers

Dated: February 2, 2022